UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 3, 1997


                               GORAN CAPITAL, INC.

                         Jurisdiction of Incorporation:
                                     Canada

    Commission File Number                        IRS Employer Id. Number
    No. 000-24366                                 Not Applicable

                     Address of Principal Executive Offices:
                              181 University Avenue
                               Box 11, Suite 1101
                            Toronto, Ontario M5H 3M7
                               4720 Kingsway Drive
                           Indianapolis, Indiana 46205

                                  Telephone No.
                             (416) 594-1155 (Canada)
                              (317) 259-6400 (U.S.)
                                     licable


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

(a.)  Not Required

(c.) Refer to Securities and Exchange Commission Form S-4 filed by Symons International Group, Inc. on October 16, 1997

                                 SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 1997                _/s/ Gary P. Hutchcraft___________________
                                     Gary P. Hutchcraft
                                     Vice President and Chief Financial Officer